UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 21, 2014

OCULUS INNOVATIVE SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33216	68-0423298
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1129 N. McDowell Blvd, Petaluma, CA	94954
(Address of principal executive offices)	(Zip Code)

(707) 283-0550

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement.

On February 21, 2014, we entered into agreements with institutional and accredited investors for the sale of $1.35 million in units (the “Units”), consisting of shares of our common stock and Series A and Series B warrants (collectively, the “Warrants”).

Each Unit was priced at $3.00 and comprised of one share of common stock (the “Shares”), a Series A warrant (the “Series A Warrants”) and a certain number of Series B warrants (the “Series B Warrants”). Each investor received Series A Warrants to purchase a number of shares of common stock equal to 100% of the number of Shares purchased by such investor. Each investor received Series B Warrants to purchase a certain number of shares of common stock equal to the investor’s respective percentage of the total Series B Warrant allotment of 1,400,000 shares, whereby such percentage was determined by the respective percentage of the investor’s amount of the total Shares purchased by all investors in this offering; however, we did not issue fractional warrants and therefore, the number of Series B Warrants issued was rounded up or down depending on the total amount invested by each respective investor. The Series A Warrants will have an exercise price per share of $3.00 and expire five years from the date of issuance. The Series B Warrants will not be exercisable for six months following closing, will have an exercise price per share of $3.63 and expire on the later of (a) one year from the earlier of (i) the effective date of an effective registration statement pursuant to which all the Series B Warrant shares are registered for resale and (ii) the date that all Series B Warrant shares may be sold pursuant to Rule 144 (without volume limitations and assuming cashless exercise) and (b) one year anniversary of the closing of the initial public offering of our subsidiary, Ruthigen, Inc. The Series B Warrants will not vest until the closing of Ruthigen’s initial public offering. If Ruthigen’s initial public offering does not close on or before March 31, 2014, the Series B Warrants shall terminate and be of no further force and effect. The Warrants are subject to adjustment for stock splits, stock dividends or recapitalizations.

We retained Dawson James Securities, Inc. as the exclusive placement agent for this offering, and we paid them $94,630 in placement agent commissions. The Shares and Series A Warrants were offered pursuant to a shelf registration statement (File No. 333-171411), that was declared effective on May 3, 2011 by the Securities and Exchange Commission. The Series B Warrants and the shares underlying the Series B Warrants are not registered and are being sold pursuant to an exemption from registration for sales to a limited number of qualified institutional buyers. The offering is expected to close on or about February 26, 2014, subject to satisfaction of customary closing conditions. We anticipate using the net proceeds from the offering for working capital and general corporate purposes.

In addition to the payment of certain cash fees upon closing of the offering, we issued a warrant to Dawson James Securities, Inc. to purchase up to 69,037 shares of common stock. The warrants are exercisable at $3.00 per share and will expire on May 3, 2016. The warrant issued to Dawson James Securities, Inc. has no registration rights, but does contain cashless exercise provisions.

Copies of the Securities Purchase Agreement, the form of Series A Warrant, the form of Series B Warrant, and the warrant to be issued to Dawson James Securities, Inc. in connection with the offering are filed herewith as Exhibits 10.1, 4.1, 4.2, and 4.3 respectively, and are incorporated herein by reference. The foregoing descriptions of the offering and the documentation related thereto, including the Securities Purchase Agreement, the form of Series A Warrant, the form of Series B Warrant, and the warrant to be issued to Dawson James Securities, Inc., do not purport to be complete and are qualified in their entirety by reference to such Exhibits.

This report does not constitute an offer to sell or the solicitation of an offer to buy, and these securities cannot be sold in any state or jurisdiction in which this offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any state or jurisdiction. Any offer will be made only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement.

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Director

On February 26, 2014, our Board of Directors appointed Russell Harrison as a director of our Company. Mr. Harrison was also appointed as a non-chairperson member of our Audit and Compensation Committees, and the chairperson of our Nominating and Corporate Governance Committee.

There are no arrangements or understandings between Mr. Harrison and any other persons pursuant to which he was appointed to serve on the Board, nor were there any transactions or proposed transactions involving Mr. Harrison as a participant as required to be disclosed by Item 404(a) of Regulation S-K.

Mr. Harrison is the founding principal of The Leadership Group, LLC, a firm specializing in strategic change and executive coaching for U.S. and international companies, a position he has held since January 2012. From 2006 to 2012, he was employed by CoolSystems, Inc. d/b/a Game Ready, Inc. and was appointed its President and Chief Executive Officer in 2007. Mr. Harrison has also served in the role of chief executive officer for a number of publicly traded and private technology businesses in both the information technology and medical device technology sectors. His career includes senior executive experience spanning global markets, building new companies and improving performance in under-achieving businesses. From 1991 to 1993, Mr. Harrison served as the first Chief Information Officer for McKesson Corporation, responsible for all computer technology-related activities. From 1995 to 1997, he served as Chief Information Officer at SITA Telecommunications Holdings in Paris, where he led a team responsible for technology spanning more than 200 countries and territories. Prior to that time, Mr. Harrison was employed in various positions at Bank of America, both domestically and internationally, and at Electronic Data Systems, Inc. He was also the founding president of AMR Information Systems, an American Airlines information technology subsidiary. Mr. Harrison received an MBA with Honors from Saint Mary’s College of California, and has served as President of the Board of Regents, and as Chairman of the Board of Trustees of Saint Mary’s. He earned his bachelor’s degree in economics from the University of Southern California, and also served as a captain in the United States Marine Corps.

Pursuant to our non-employee director compensation plan adopted by our Board on April 26, 2007, as a non-employee director of our Company, Mr. Harrison will receive an annual retainer of $25,000. He will also receive an additional $5,000 annually as chairperson of our Nominating and Corporate Governance Committee, $5,000 annually as a non-chairperson member of our Audit Committee, and $2,000 annually as a non-chairperson member of our Compensation Committee. Mr. Harrison may elect to receive stock options in lieu of cash. We will also reimburse Mr. Harrison for reasonable expenses in connection with attendance at Board of Directors and committee meetings.

In conjunction with his appointment to our Board, on February 26, 2014, Mr. Harrison was automatically granted an initial option to purchase 7,143 post-split shares upon first becoming a member of our Board. The options will vest and become exercisable over three years from the date of grant, with the first one-third of the shares vesting on the first anniversary of the date of grant and the remainder vesting monthly thereafter.

Departure of Director

Gregory French resigned as a member of our Board of Directors on February 21, 2014. We are grateful for Mr. French’s years of service and wish him well on his future endeavors.

Indemnification and Director Agreement

In connection with his appointment as a director of our Board, we also entered into an indemnification agreement and a director agreement with Mr. Harrison. The indemnification agreement sets forth the circumstances and procedures pursuant to which we agree, by contract, to indemnify our directors and certain of our officers against claims and losses arising from their services as directors and officers. The agreement is substantially identical to the form of indemnification agreement filed as Exhibit 10.1 to our Registration Statement on Form S-1 (File No. 333-135584), as amended, declared effective on January 24, 2007. The director agreement sets forth the general duties of a director, including terms regarding confidentiality and competing activities. The agreement is substantially identical to the form of the director agreement filed as Exhibit 10.20 to our Registration Statement on Form S-1 (File No. 333-135584), as amended, declared effective on January 24, 2007.

This report contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements related to our future activities, or other future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in our Annual Report on Form 10-K and in other documents that we file from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

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Item 9.01	Financial Statements and Exhibits.

4.1	Form of Series A Common Stock Purchase Warrant for February 2014 offering.

4.2	Form of Series B Common Stock Purchase Warrant for February 2014 offering.

4.3	Warrant issued to Dawson James Securities, Inc., dated February 26, 2014.

10.1	Form of Securities Purchase Agreement by and between Oculus Innovative Sciences, Inc. and the Purchasers, dated February 21, 2014.

10.2	Form of Indemnification Agreement between Oculus Innovative Sciences, Inc. and its officers and directors (included as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (File No. 333-135584), as amended, declared effective on January 24, 2007, and incorporated herein by reference).

10.3	Form of Director Agreement (included as Exhibit 10.20 to the Company’s Registration Statement on Form S-1 (File No. 333-135584), as amended, declared effective on January 24, 2007, and incorporated herein by reference).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCULUS INNOVATIVE SCIENCES, INC.

Date: February 26, 2014	By:	/s/ Robert Miller
Robert Miller
Chief Financial Officer

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